SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):  March 27, 1998


                            AURORA ACQUISITIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                     0-21025                  84-1189368
          --------                     -------                  ----------
(State or other jurisdication   (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)


              1050 17th Street, Suite 1700. Denver, Colorado 80265
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (303) 292-3883
                                                    ---------------


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         (Former name or former address, if changed since last report.)



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Item 4. Changes in Registrant's Certifying Accountant.

     Effective March 27, 1998, the Registrant dismissed the accounting firm of Cordovano and Company, P.C., Denver, Colorado, as its principal independent accountant. The Registrant's financial statements for the fiscal year ended December 31, 1996 were prepared assuming that the Registrant will continue as a going concern. During the Registrant's last two fiscal years, there were not any disagreements with Cordovano and Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     On March 27, 1998, the Registrant engaged James E. Scheifley & Associates, P.C., Denver, Colorado, as its new principal independent accountant to audit the Registrant's financial statements. Neither the Registrant nor anyone on its behalf has consulted James E. Scheifley & Associates, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

     The change in accountants disclosed herein was approved by the Board of Directors of the Registrant.

Item 7. Financial Statements and Exhibits.

     (a) No Financial Statements are filed as part of this Report on Form 8-K.

     (c) The following Exhibit is filed with this Report on Form 8-K:

          16.1 Letter from Cordovano and Company, P.C. pursuant to Item 304(a)(3) of Regulation S-B(1)


-----------------------------
(1)  To be filed by amendment






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AURORA ACQUISITIONS, INC.
                                            ------------------------------------
                                            (Registrant)


Date: April 3, 1998                          /s/  David J. Gregarek
                                             -----------------------------------
                                             David J. Gregarek, Secretary





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